THIS WARRANT (THIS "WARRANT") AND THE UNDERLYING SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT have not been registered under the Securities Act of 1933, as amended (the "SECURITIES Act"), or the securities laws of any state, and may not be offered, transferred, pledged, hypothecated, sold or otherwise disposed of unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale.

Warrant No. 120 Date of Issuance: June 22, 2009

________________________________________

MICROVISION, INC.

COMMON STOCK PURCHASE WARRANT

_________________________________________

This certifies that, for good and valuable consideration, Microvision, Inc., a Delaware corporation (the "Company"), grants to the holder of this Warrant (the "Warrantholder"), which on the date hereof shall be Max Display Enterprises Limited (the "Initial Holder"), the right to subscribe for and purchase from the Company 2,019,060 validly issued, fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at the purchase price per share of $2.1850 (as adjusted pursuant to the provisions of this Warrant, the "Exercise Price"), at any time and from time to time on or after the date hereof to and including 11:59 P.M. Seattle Time on June 22, 2012 (the "Expiration Date"), all subject to the terms, conditions and adjustments herein set forth. The number of Warrant Shares and the Exercise Price shall be subject to further adjustment in accordance with Section 5.

This Warrant is issued pursuant to the Securities Purchase Agreement (the "Securities Purchase Agreement") by and between the Initial Holder and the Company, dated as of the date hereof, and the Initial Holder and the Company are each parties to the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of the date hereof, a copy of each of which is on file at the principal office of the Company. Accordingly, the Warrantholder shall be entitled to all of the benefits and bound by all of the applicable obligations set forth in the Securities Purchase Agreement and the Registration Rights Agreement. Any capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

    Exercise or Conversion of this Warrant.

      Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part, by the Warrantholder by: (i) the delivery of this Warrant to the Company, with a duly executed Exercise Form in the form attached as Exhibit A hereto (the "Exercise Form") specifying the number of Warrant Shares to be purchased, prior to the Expiration Date; and (ii) the delivery of payment to the Company, for the account of the Company, by cash, by wire transfer of immediately available funds or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such Warrant Shares as aforesaid.

      Conversion of Warrant.

      1.2.1. Right to Convert. If and only if at the time of exercise there is not then effective a registration statement filed under the Securities Act registering the resale of the Warrant Shares issuable on exercise hereof, then in addition to, and without limiting, the other rights of the Warrantholder hereunder, the Warrantholder shall have the right (the "Conversion Right") to convert this Warrant or any part hereof into Warrant Shares at any time and from time to time prior to the Expiration Date. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder, without payment by the Warrantholder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

      X = Y (A-B)

      A

      Where: X = The number of Warrant Shares to be issued to the Warrantholder

      Y = The number of Warrant Shares purchasable pursuant to this Warrant at such time or such lesser number of Warrant Shares as may be selected by the Warrantholder in the Notice of Conversion (as defined herein)

      A = The Market Price (as such term is defined in the Securities Purchase Agreement) as of the Conversion Date

      B = The Exercise Price

      1.2.2. Method of Conversion. The Conversion Right may be exercised by the Warrantholder by the surrender of this Warrant to the Company, together with a duly executed Notice of Conversion in the form attached as Exhibit B hereto (the "Notice of Conversion") specifying that the Warrantholder intends to exercise the Conversion Right and indicating the number of Warrant Shares to be acquired upon exercise of the Conversion Right. Such conversion shall be effective upon the Company's receipt of this Warrant, together with the Notice of Conversion, or on such later date as is specified in the Notice of Conversion (the "Conversion Date"). Certificates for the Warrant Shares so acquired shall be promptly delivered to the Warrantholder, in any event not to exceed three (3) Business Days after the Conversion Date in accordance with Section 1.3. If applicable, the Company shall, upon surrender of this Warrant for cancellation, deliver a new Warrant evidencing the rights of the Warrantholder to purchase the remaining Warrant Shares which new Warrant shall in all other respects be identical to this Warrant.

      Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form or Notice of Conversion, as the case may be, shall be promptly delivered to the Warrantholder, in any event not to exceed three (3) Business Days after receipt of such Exercise Form or the Conversion Date, as the case may be, and receipt of payment of the purchase price, if any ("Delivery Date"). If this Warrant shall have been exercised or converted only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical to this Warrant.

      Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax or other incidental expense of issuance; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Warrantholder as reflected upon the books of the Company.

      Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to the Warrantholder in connection with the exercise or conversion of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to the Warrantholder, the Company will pay to the Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to the product of such fractional interest and the Market Price as of the date of receipt of such Exercise Form or the Conversion Date, as the case may be.

    Duration.

    This Warrant shall expire and no longer be exercisable or convertible into Warrant Shares, and its provisions shall have no further force or effect, whether or not any portion thereof has been previously exercised or converted, upon the earlier to occur of (i) the first date upon which this Warrant has been exercised for or converted into the maximum amount of Warrant Shares available for issuance upon an exercise or conversion of this Warrant at such time, (ii) the last day of the Notice Period as provided in Section 7 with respect to all Warrant Shares subject to redemption and (iii) the Expiration Date.

    Loss or Destruction of this Warrant.

    Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

    Ownership of this Warrant.

    The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, other than a transfer pursuant to Section 6.

    Certain Adjustments.

      The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment as follows:

        Stock Dividends, etc. If at any time after the date of the issuance of this Warrant and prior to the Expiration Date (i) the Company shall fix a record date for the issuance of any stock dividend payable in shares of Common Stock or (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock, then, on the record date fixed for the determination of holders of Common Stock entitled to receive such dividend or immediately after the effective date of such subdivision or split up, as the case may be, the number of shares to be delivered upon exercise or conversion of this Warrant will be increased so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised or converted in full immediately prior thereto. The Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter. Notwithstanding the foregoing, in no circumstance shall the Exercise Price be reduced to less than the par value of a share of Common Stock.

        Combination of Stock. If the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of shares of Common Stock to be delivered upon exercise or conversion of this Warrant will be decreased so that the Warrantholder thereafter will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised or converted in full immediately prior thereto. The Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter. Notwithstanding the foregoing, in no circumstance shall the Exercise Price be reduced to less than the par value of a share of Common Stock.

        Reorganization, Merger, etc. In the event of a merger, consolidation, business combination, tender offer, exchange of shares, recapitalization, reorganization, redemption or other similar event, as a result of which the class of shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or the Company shall sell all or substantially all of its assets (each of the foregoing being a "Major Transaction"), the Company will give the Warrantholder at least fifteen (15) Business Days written notice prior to the earlier of (a) the closing or effectiveness of such Major Transaction and (b) the record date for the receipt of such shares of stock or securities or other assets, and: (i) the Warrantholder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to the Warrantholder upon such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction, and (ii) if and to the extent that the Warrantholder retains any portion of this Warrant following such record date, the Company will cause the surviving or, in the event of a sale of assets, purchasing entity, as a condition precedent to such Major Transaction, to assume the obligations of the Company under this Warrant, with such adjustments to the Exercise Price and the securities covered hereby as may be reasonably determined in good faith by the Board of Directors to be necessary in order to preserve the economic benefits of this Warrant to the Warrantholder.

      Notice of Adjustments. Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments setting forth in reasonable detail the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

      No Impairment. The Company shall not, by amendment of its certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

    Transfers.

    This Warrant and the Warrant Shares issued upon the exercise thereof may be transferred only in compliance with Section 4.4 of the Securities Purchase Agreement and the other restrictions on transfer set forth in the Registration Rights Agreement. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel reasonably satisfactory to the Company to the effect that such transfer is exempt from the registration requirements of the Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

    Upon such transfer or other disposition, the Warrantholder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice in the form attached hereto as Exhibit C (the "Transfer Notice"), indicating the person or persons to whom this Warrant shall be transferred and, if less than all of this Warrant is transferred, the number of Warrant Shares to be covered by the part of this Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Warrant, the Company shall deliver to the each transferee designated by the Warrantholder a Warrant or Warrants of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Warrant is transferred, shall deliver to the Warrantholder a Warrant for the remaining number of Warrant Shares.

    Company Call Right.

    Notwithstanding any other provision contained in this Warrant to the contrary, in the event that the average closing bid prices per share of Common Stock, as quoted on the Nasdaq Global Market (or such other exchange or stock market on which the Common Stock may then be listed or quoted) over a period of 20 consecutive Trading Days, as defined in the Securities Purchase Agreement, ending on or after the sixth (6th)-month anniversary of the date hereof, exceeds 400% of the Exercise Price then in effect, thereafter the Company, upon fifteen (15) Business Days prior written notice (the "Notice Period") ending at 11:59 P.M. (Seattle time) on the fifteenth (15th) Business Day (not counting the day such notice is given) given to the Warrantholder within ten (10) Business Days of the end of such 20 consecutive Trading Day period, may call the Warrant, in whole or in part, at a redemption price equal to $0.01 per share of Common Stock then purchasable pursuant to the Warrant called for redemption provided that (a) at all times during the Notice Period, there is an effective registration statement filed under the Securities Act registering the resale of the Warrant Shares issuable on exercise hereof; (b) the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period and (c) if the Warrantholder is Max Display Enterprises Limited or an Affiliate of Walsin Lihwa at the time, the written notice shall be given by the Company to the Warrantholder by both electronic mail and an international overnight courier at the address set forth in Section 8.5 hereof.

    Miscellaneous.

      Entire Agreement. This Warrant constitutes the entire agreement between the parties with regard to the subject matter hereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended except pursuant to a written instrument executed by the Company and holders of at least a majority of the Warrant Shares and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

      Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

      Amendment; Waiver. Any term of this Warrant may be amended or waived upon the written consent of the Company and the Warrantholder. If, at any time, any portion of this Warrant has been transferred in accordance with Section 6 above such that there are two or more warrants outstanding, any term of this Warrant and any other warrants issued pursuant to any such permitted transfers may be amended or waived upon the written consent of the Company and the holders of such warrants (including this Warrant) representing a majority of the aggregate Warrant Shares issuable upon the exercise or conversion thereof at such time.

      Section and Other Headings. The headings used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

      Notices. Any notice, demand or request required or permitted to be given by the Company or the Warrantholder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission or electronic mail, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day and (ii) on the third (3rd) Business Day after timely delivery to an international overnight courier, addressed as follows:

      (a) if to the Company, addressed to:

      Microvision, Inc.

      6222 185th Avenue NE

      Redmond, WA 98052

      Attn: General Counsel

      Tel: (425) 415-6847

      Fax: (425) 936-4411

      with a copy to:

      Ropes & Gray LLP

      One International Place

      Boston, MA 02110

      Attn: Joel F. Freedman

      Tel: (617) 951-7000

      Fax: (617) 951-7050

      (b) if to the Warrantholder, addressed to:

      Max Display Enterprises Limited

      c/o Walsin Lihwa Corporation

      11F, No. 411

      Rueiguang Road, Neihu

      Taipei 114

      Taiwan, R.O.C.

      Attn: Jeff Chen and Sandy Yu

      Tel: 886-2-2799-2211 x 6221 (Jeff Chen) / x 6136 (Sandy Yu)

      Fax: 886-2-2799-8980

      with a copy (which shall not constitute notice) to:

      Simpson Thacher & Bartlett LLP

      ICBC Tower - 35th Floor

      3 Garden Road, Central

      Hong Kong

      Attn: Chris K. H. Lin

      Tel: (852) 2514-7600

      Fax: (852) 2869-7694

      Severability. In the event that any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Warrant shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Warrant to the parties.

      Governing Law. This Warrant shall be governed by and construed under the laws of the State of Washington applicable to contracts made and to be performed entirely within the State of Washington. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the State of Washington for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby and hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first above written.

MICROVISION, INC.

By: /s/ Jeff T. Wilson______________

Name: Jeff T. Wilson

Title: Chief Financial Officer

ACCEPTED AND AGREED:

MAX DISPLAY ENTERPRISES LIMITED

By:__/s/ Chiao Yu Lon___________
Name: Chiao Yu Lon
Title: Director

EXHIBIT A

FORM OF NOTICE OF EXERCISE

To: Microvision, Inc. ("the Company")

1. The undersigned hereby elects to purchase __________ shares of the Common Stock of the Company (the "Common Stock") pursuant to the terms of the Warrant, dated as of June 22, 2009 (the "Warrant") and tenders herewith payment of the purchase price of such shares in full.

2. Please issue or cause to be issued a certificate or certificates representing said shares in the name of the undersigned.

3. The undersigned hereby represents and warrants to the Company that it is the registered and beneficial owner of the portion of the Warrant which is the subject of this Notice of Exercise.

4. The undersigned acknowledges that each certificate for Common Stock issued upon exercise of the Warrant may bear a legend in accordance with Section 2.5 of the Securities Purchase Agreement, dated as of June 22, 2009 by and between the Company and Max Display Enterprises Limited.

5. Solely with respect to the shares of Common Stock being received pursuant to this Notice of Exercise, the representations and warranties of the Warrantholder, in its capacity as the "Purchaser", contained in the Securities Purchase Agreement are hereby repeated at and as of the time of delivery hereof and are true and correct in all respects at and as of the time of delivery hereof.

6. The undersigned hereby agrees that the restrictions on transfer described in Section 6 of the Warrant shall survive any and all exercises of the Warrant and shall be applicable to any and all of the shares of Common Stock issued on exercise thereof.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

Date: _____________________

EXHIBIT B

FORM OF NOTICE OF CONVERSION

To: Microvision, Inc. ("the Company")

1. The undersigned registered owner irrevocably elects to surrender the Warrant, dated as of June 22, 2009 (the "Warrant"), for the number of shares of Common Stock of the Company ("Common Stock") as shall be issuable pursuant to the conversion right provisions of Section 1.2 of the Warrant, in respect of _____ shares of Common Stock underlying the Warrant.

2. Please issue or cause to be issued a certificate or certificates representing said shares in the name of the undersigned, and return cash to the undersigned for any fractional shares.

3. The undersigned hereby represents and warrants to the Company that it is the registered and beneficial owner of the portion of the Warrant which is the subject of this Notice of Conversion.

4. The undersigned acknowledges that each certificate for Common Stock issued upon exercise of the Warrant may bear a legend in accordance with Section 2.5 of the Securities Purchase Agreement, dated as of June 22, 2009 by and between the Company and Max Display Enterprises Limited.

5. The undersigned hereby agrees that the restrictions on transfer described in Section 6 of the Warrant shall survive any and all exercises of the Warrant and shall be applicable to any and all of the shares of Common Stock issued on exercise thereof.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

Date:_____________________

EXHIBIT C

FORM OF TRANSFER NOTICE

To: Microvision, Inc. ("the Company")

FOR VALUE RECEIVED, the undersigned Warrantholder of the attached Warrant hereby sells, assigns and transfers unto the person or persons named below the right to purchase shares of the Common Stock of [ ] evidenced by the attached Warrant.

Date:

Name of Registered Warrantholder

By:

Name:

Title:

Transferee Name and Address:

______________________________________________________

______________________________________________________

______________________________________________________